Exhibit 10.3

REGISTRATION RIGHTS AGREEMENT, dated as of _______ __, 200_ (the “Agreement”) among Smart Balance, Inc. (F/K/A Boulder Specialty Brands, Inc.), a Delaware corporation (the “Corporation”), and the INVESTORS (as herein defined).

The Investors own or have the right to purchase or otherwise acquire shares of the Common Stock (as hereinafter defined) of the Corporation. The Corporation and the Investors deem it to be in their respective best interests to set forth their rights in connection with public offerings and sales of the Common Stock and are entering into this Agreement as a condition to and in connection with the Investors entering into the Securities Purchase Agreement (as herein defined).

NOW, THEREFORE, in consideration of the premises and mutual covenants and obligations hereinafter set forth, the Corporation and the Investors hereby agree as follows:

Section 1. Definitions.

As used in this Agreement, the following terms shall have the following meanings:

“Affiliate” means, with respect to any Person, any (a) director, officer, limited or general partner, member or stockholder holding 5% or more of the outstanding capital stock or other equity interests of such Person, (b) any spouse, parent, sibling or descendant of such Person (or a spouse, parent, sibling or descendant of a Person specified in clause (a) above relating to such Person) and (c) other Person that, directly or indirectly, through one or more intermediaries, controls, or is controlled by, or is under common control with, such Person. The term “control” includes, without limitation, the possession, directly or indirectly, of the power to direct the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

“Board” means the Board of Directors of the Corporation.

“Commission” means the Securities and Exchange Commission or any other agency at the time administering the Securities Act.

“Common Stock” means the common stock, $0.0001 par value per share, of the Corporation.

“Effectiveness Date” means, with respect to the Registration Statement required to be filed pursuant to Section 2 hereunder, the earlier of (a) the 30th calendar day following the Filing Date (or 60th calendar day in the event of a full review by the Commission) and (b) the fifth (5th) Business Day following the date on which the Corporation is notified by the

Commission that the Registration Statement will not be reviewed or is no longer subject to further review and comments.

“Effectiveness Period” shall have the meaning set forth in Section 2(a).

“Exchange Act” means the Securities Exchange Act of 1934, as amended, or any successor statute, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect from time to time.

“Filing Date” means, with respect to the Registration Statement required to be filed pursuant to Section 2 hereunder, the 14th calendar day following the date hereof.

“Free Writing Prospectus” means a free writing prospectus as defined in Rule 405 under the Securities Act.

“Investors” means the holders of Restricted Shares identified on Annex I hereto and includes any successor to, or assignee or transferee of, any such Person who or which agrees in writing to be treated as an Investor hereunder and to be bound by the terms and comply with all applicable provisions hereof.

“Issuer Free Writing Prospectus” means an issuer free writing prospectus as defined in Rule 433 under the Securities Act.

“Other Shares” means at any time those shares of Common Stock which do not constitute Primary Shares or Registrable Shares hereunder.

“Permitted Free Writing Prospectus” shall have the meaning set forth in Section 22.

“Person” shall be construed in the broadest sense and means and includes a natural person, a partnership, a corporation, an association, a joint stock company, a limited liability company, a trust, a joint venture, an unincorporated organization and any other entity and any federal, state, municipal, foreign or other government, governmental department, commission, board, bureau, agency or instrumentality, or any private or public court or tribunal.

“Primary Shares” means at any time authorized but unissued shares of Common Stock.

“Prospectus” means the prospectus included in the Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Shares covered by the Registration Statement, and all other amendments and supplements to the Prospectus, including post–effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

“Registrable Shares” means the Restricted Shares held by the Investors.

“Registration Statement” means the registration statement required to be filed pursuant to Section 2 hereunder, including the Prospectus, amendments and supplements to the registration statement or Prospectus, including pre– and post–effective amendments, and all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in the Registration Statement.

“Requisite Investors” means any Investor or group of Investors who hold at least 40% of the Registrable Shares at such time.

“Requisite Sale Investors” means with respect to any particular sale or offering, any Investor or group of Investors who hold at least 40% of the Registrable Shares participating in such applicable sale or offering.

“Restated Certificate” means the Restated Certificate of Incorporation of the Corporation dated as of or about the date hereof, as may be amended from time to time.

“Restricted Shares” means shares of Common Stock, shares of Common Stock issued as a dividend or other distribution with respect to or in exchange for or in replacement of shares of Common Stock, and shares of Common Stock issuable upon exercise, exchange or conversion of any other securities which by their terms are exercisable or exchangeable for or convertible into Common Stock (including exercised or unexercised warrants for or convertible preferred stock or convertible debt securities in each case for preferred stock or Common Stock). As to any particular Restricted Shares held by an Investor, once issued, such Restricted Shares shall cease to be Restricted Shares when (i) all such shares of Common Stock have been registered under the Securities Act, the registration statement in connection therewith has been declared effective and they have been disposed of pursuant to such effective registration statement, (ii) all such shares of Common Stock are eligible to be sold or distributed pursuant to Rule 144(k) in a single transaction by such Investor without limitation and without volume restrictions, or (iii) they shall have ceased to be outstanding.

“Rule 144” means Rule 144 promulgated under the Securities Act or any successor rule thereto or any complementary rule thereto (including, without limitation, Rule 144A).

“Rule 405” means Rule 405 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Rule 415” means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Rule 424” means Rule 424 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Rule 430A” means Rule 430A promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Securities Act” means the Securities Act of 1933, as amended, or any successor statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.

“Securities Purchase Agreement” means the Securities Purchase Agreement dated as of September 25, 2006, among the Corporation and the Investors, as the same may be modified, supplemented or amended from time to time.

“Trading Day” means a day on which the Common Stock is trading on a Trading Market.

“Trading Market” means the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the Nasdaq Capital Market, the American Stock Exchange, the New York Stock Exchange, the Nasdaq Global Market or the OTC Bulletin Board.

“Warrants” means the warrants to purchase Common Stock of the Corporation issued pursuant to the Securities Purchase Agreement, as they may be amended from time to time.

Section 2. Mandatory Registration.

(a) On or prior to the Filing Date, the Corporation shall prepare and file with the Commission the Registration Statement covering the resale of all of the Registrable Shares for an offering to be made on a continuous basis pursuant to Rule 415, or if Rule 415 is not available for offers or sales of the Registrable Shares, for such other means of distribution of Registrable Shares as the Investors may specify. The Registration Statement required hereunder shall be on Form S–3 (except if the Corporation is not then eligible to register for resale the Registrable Shares on Form S–3, in which case the Registration Statement shall be on another appropriate form in accordance herewith). The Registration Statement required hereunder shall contain (except if otherwise directed by the Investors) the “Plan of Distribution” attached hereto as Annex A. Each Investor agrees to furnish to the Corporation a completed Questionnaire in the form attached to this Agreement as Annex B (a “Selling Shareholder Questionnaire”) not less than five (5) Trading Days prior to the Filing Date. The Corporation shall use its reasonable best efforts to cause the Registration Statement to be declared effective under the Securities Act (unless it becomes effective automatically upon filing) as promptly as possible after the filing thereof, and shall use its reasonable best efforts to keep such Registration Statement continuously effective under the Securities Act (including the filing of any necessary amendments, post-effective amendments and supplements) until such date when there are no longer any Registrable Shares outstanding (the “Effectiveness Period”). The Corporation shall telephonically request effectiveness of the Registration Statement (unless it becomes effective automatically upon filing) as of 5:00 pm Eastern Time on a Trading Day. The Corporation shall promptly notify the Investors via facsimile or email of the effectiveness of a Registration Statement on the same

Trading Day that the Corporation telephonically confirms effectiveness with the Commission (if possible, otherwise as soon as practicable on the following Trading Day), which shall be the date requested for effectiveness of a Registration Statement (the “Effective Date”), unless the Registration Statement becomes automatically effective upon filing, in which case the “Effective Date” shall be the date on which the Registration Statement was filed. The Corporation shall, by 9:30 am Eastern Time on the Trading Day after the Effective Date, file a Rule 424(b) prospectus with the Commission.

(b) If: (i) the Registration Statement is not filed on or prior to the Filing Date (if the Corporation files the Registration Statement without affording the Investors the opportunity to review and comment on the same as required by Section 5(b), the Corporation shall not be deemed to have satisfied this clause (i)); or (ii) the Registration Statement does not become automatically effective or is not declared effective by the Commission on or before the Effectiveness Date or (iii) after the Effectiveness Date, a Registration Statement ceases for any reason to remain continuously effective as to all Registrable Shares for which it is required to be effective, or the Investors are not permitted to utilize the Prospectus therein to resell such Registrable Shares in either event for 45 consecutive calendar days or for more than an aggregate of 90 calendar days during any 12-month period (which need not be consecutive Trading Days); provided, no suspension period may begin until at least five (5) days have passed since any previous 45 consecutive calendar day suspension period (any such failure or breach being referred to as an “Event,” and for purposes of clause (i) or (ii) the date on which such breach occurs, and for purposes of clause (iii) the date on which such 45 or 90 calendar day period, as applicable, is exceeded, being referred to as an “Event Date”), then in addition to any other rights or remedies the Investors may have hereunder or under applicable law, Investors shall have the rights set forth in Section 9(e) of the Restated Certificate, Section 4(c) of the Warrants and each holder of Registrable Shares that are shares of Common Stock shall have the right to be issued by the Corporation, on each ninety (90) day anniversary of the Event Date (if the applicable Event shall not have been cured by such date) until the applicable Event is cured with respect to each such share of Common Stock, a fractional share of Common Stock calculated by dividing (x) the decrease in the Conversion Price (as defined in the Restated Certificate) of a Series A Preferred Share (as defined in the Restated Certificate) as a result of the same Event pursuant to Section 9(e) of Article IV of the Restated Certificate for the same period by (y) $7.46 (subject to equitable adjustment as a result of any stock dividend, stock split, combination, reverse split, reclassification or similar event after the date hereof). In no event will the holder of Series A Preferred Shares or Warrants be entitled to receive a cash settlement or other consideration in lieu of the adjustments, rights and remedies provided in this Section 2(b) in respect of any Event with respect to the Series A Preferred Shares or Warrants so held (and not with respect to other equity securities that may be held by such holder).

(c) In the event that, in the reasonable judgment of the Corporation, it is advisable to suspend use of a Registration Statement or Prospectus therein due to pending material developments or other events that have not yet been publicly disclosed and as to which the Corporation believes public disclosure would be detrimental to the Corporation, the Corporation shall notify all holders of Registrable Shares to such effect, and, upon receipt of such notice, each of the holders of Registrable Shares shall immediately discontinue any sales of Registrable Shares pursuant to such Registration Statement and/or Prospectus until each of such holders has received copies of a supplemented or amended prospectus or until the holders are advised in writing by the Corporation that the then current prospectus may be used and has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in such prospectus. Notwithstanding anything to the contrary herein, the Corporation shall not exercise its rights under the preceding sentence to suspend sales of Registrable Shares for a period in excess of 45 consecutive calendar days or for more than an aggregate of 90 calendar days during any 12-month period (which need not be consecutive Trading Days); provided, no suspension period may begin until at least five (5) days have passed since any previous 45 consecutive calendar day suspension period.

Section 3. Piggyback Registration.

Anything contained in Section 2 to the contrary notwithstanding, if, at any time the Corporation proposes for any reason to register Primary Shares or Other Shares under the Securities Act whether or not pursuant to registration rights granted to other holders of its securities and whether or not for sale for its own account (other than on Form S-4 or Form S-8 promulgated under the Securities Act (or any successor forms thereto)) in an underwritten offering, the Corporation shall give written notice to the Investors of its intention to so register such Primary Shares or Other Shares at least 30 days before the initial filing of the registration statement related thereto and, upon the request, delivered to the Corporation within 20 days after delivery of any such notice by the Corporation, of any of the Investors to include in such registration Registrable Shares (which request shall specify the number of Registrable Shares proposed to be included in such registration and the Person owning such Registrable Shares), the Corporation shall use its reasonable best efforts to cause all such Registrable Shares to be included in such registration on the same terms and conditions as the securities otherwise being sold in such registration; provided, however, that if the managing underwriter advises the Corporation that the inclusion of all Registrable Shares requested to be included in such registration would interfere with the successful marketing (including pricing) of the Primary Shares or Other Shares proposed to be registered by the Corporation, then the number of Primary Shares, Registrable Shares and Other Shares proposed to be included in such registration shall be as follows:

(i) If the registration is of Primary Shares undertaken for the Corporation’s account:

(A) first, the Primary Shares;

(B) second, the Registrable Shares and any shares of Common Stock, if any, as to which registration has been requested pursuant to written contractual piggy-back registration rights of security holders set forth in the Registration Rights Agreement dated on or about December 16, 2005 by and among the Company and the parties thereto (the “Founders Registration Rights Agreement”) (or, if necessary, such Registrable Shares and other registrable shares pro rata among the holders thereof based upon the number of Registrable Shares and other registrable shares requested to be registered by each such holder); and

(C) third, the Other Shares; and

(ii) If the registration is a “demand” registration undertaken at the demand of Persons other than the holders of Registrable Shares pursuant to Section 2.1 of the Founders Registration Rights Agreement or that have been granted after the date hereof as permitted hereunder:

(A) first, the shares of Common Stock for the account of the demanding Persons pursuant to Section 2.1 of the Founders Registration Rights Agreement, and Registrable Shares pursuant to Section 3 hereof (or, if necessary, such Registrable Shares and other registrable shares pro rata among the holders thereof based upon the number of Registrable Shares and other registrable shares requested to be registered by each such holder);

(B) second, the Primary Shares;

(C) third, the Other Shares.

Section 4. Holdback Agreement.

If the Corporation at any time pursuant to Section 2 shall register under the Securities Act Registrable Shares for sale to the public pursuant to an underwritten offering, the Corporation shall not, without the prior written consent of the Requisite Sale Investors, effect any public sale or distribution of the Corporation’s equity securities similar to those being registered, or any securities convertible into or exercisable or exchangeable for such equity securities, for such period as shall be determined by the managing underwriters, which period shall not begin more than ten (10) days prior to the effectiveness of the registration statement pursuant to which such public offering shall be made and shall not last more than 90 days after the effective date of such registration statement.

Section 5. Preparation and Filing.

If and whenever the Corporation is under an obligation pursuant to the provisions of this Agreement to effect the registration of any Registrable Shares, the Corporation shall, as expeditiously as practicable:

(a) use its reasonable best efforts to cause a registration statement that registers such Registrable Shares to become and remain effective until all of such Registrable Shares have been disposed of;

(b) furnish, at least two (2) business days before filing of the Registration Statement or other registration statement that registers such Registrable Shares, the Prospectus or other prospectus relating thereto or any amendments or supplements relating to such a registration statement or prospectus, to the Investors, one counsel selected by the holders of Registrable Shares (which counsel shall initially be O’Melveny & Myers LLP until such time as notice otherwise given in writing by the Requisite Investors) requesting such registration (the “Investors’ Counsel”), and any other counsel of such holders copies of all such documents proposed to be filed which documents shall be subject to review thereof (it being understood that such two-business-day period need not apply to successive drafts of the same document proposed to be filed so long as such successive drafts are supplied to such holders, the Investors’

Counsel and such other counsel in advance of the proposed filing by a period of time that is customary and reasonable under the circumstances). The Corporation shall not file the Registration Statement or any such Prospectus, or any other registration statements or prospectuses hereunder or any amendments or supplements thereto to which the Requisite Investors reasonably object in good faith as to the adequacy of such Registration Statement or any such Prospectus or the compliance of such document with applicable laws;

(c) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to ensure the inclusion of all Registrable Shares in such applicable registration statement and/or prospectus and as may be necessary to keep such registration statement effective until all of such Registrable Shares have been disposed of and to comply with the provisions of the Securities Act with respect to the sale or other disposition of such Registrable Shares; cause the related Prospectus to be amended or supplemented by any required Prospectus supplement, and as so supplemented or amended to be filed pursuant to Rule 424; and respond as promptly as reasonably possible to any comments received from the Commission with respect to the Registration Statement or any amendment thereto;

(d) notify in writing the holders of Registrable Shares participating in such registration, their counsel and the Investors’ Counsel (i) of the receipt by the Corporation of any notification with respect to any comments by the Commission with respect to such registration statement or prospectus or any amendment or supplement thereto or any request by the Commission for the amending or supplementing thereof or for additional information with respect thereto, (ii) of the receipt by the Corporation of any notification with respect to the issuance by the Commission of any stop order suspending the effectiveness of such registration statement or prospectus or any amendment or supplement thereto or the initiation or threatening of any proceeding for that purpose, (iii) of the receipt by the Corporation of any notification with respect to the suspension of the qualification of such Registrable Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purposes and (iv) of the existence of any fact or the happening of any event that causes the Corporation to become an “ineligible issuer,” as defined in Rule 405;

(e) use its reasonable best efforts to register or qualify such Registrable Shares under such other securities or blue sky laws of such jurisdictions as the holders of Registrable Shares reasonably request and do any and all other acts and things which may be reasonably necessary or advisable to enable such holders to consummate the disposition in such jurisdictions of the Registrable Shares owned by the holders; provided, however, that the Corporation will not be required to qualify generally to do business, subject itself to general taxation or consent to general service of process in any jurisdiction where it would not otherwise be required to do so but for this paragraph (e);

(f) use its reasonable best efforts to avoid the issuance of, or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of the Registration Statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Shares for sale in any jurisdiction, at the earliest practicable moment;

(g) furnish to the Investors such number of copies of a summary prospectus, if any, or other prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as such Investors may reasonably request in order to facilitate the public sale or other disposition of such Registrable Shares;

(h) without limiting subsection (e) above, use its reasonable best efforts to cause such Registrable Shares to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Corporation to enable the Investors holding such Registrable Shares to consummate the disposition of such Registrable Shares;

(i) notify the Investors holding such Registrable Shares immediately at any time when a prospectus relating to such Registrable Shares or any document related thereto includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing and, at the request of the Investors prepare and furnish to such Investors a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the offerees of such shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

(j) make available upon reasonable notice and during normal business hours, for inspection by the Investors holding such Registrable Shares, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by the Investors or underwriter (collectively, the “Inspectors”), all pertinent financial and other records, pertinent documents and properties of the Corporation (collectively, the “Records”), as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Corporation’s officers, directors, employees, counsel and independent certified public accountants to supply all information (together with the Records, the “Information”) reasonably requested by any such Inspector in connection with such registration statement. Any of the Information which the Corporation determines in good faith to be confidential, and of which determination the Inspectors are so notified, shall not be disclosed by the Inspectors unless (i) the disclosure of such Information is necessary to avoid or correct a material misstatement or omission in the registration statement, (ii) the release of such Information is ordered pursuant to a subpoena or other order from a court or governmental agency or authority of competent jurisdiction, (iii) such Information has been made generally available to the public through no breach of the nondisclosure obligations of the Inspectors or their Affiliates or (iv) such disclosure is required to be made under applicable law;

(k) if requested by one or more Requisite Sale Investors, (i) engage one or more nationally recognized firms of investment bankers reasonably acceptable to the Corporation and selected by the Requisite Sale Investors, to act as lead managing underwriter or underwriters on a “firm commitment” basis in connection with such offering and shall select any additional investment bankers and managers to be used in connection with such offering and (ii) enter into an underwriting agreement with such applicable underwriters which agreement shall include terms and provisions customary for transactions of this type, including representations and warranties, closing conditions, covenants and indemnification (as set forth in Section 7 hereof); in such event, the right of any holder of Registrable Shares to include its Registrable Shares in such registration or prospectus supplement, as applicable, shall be conditioned upon such holder’s participation in such underwriting and the willingness of such holder to execute the underwriting agreement, or designate a nominee to execute the underwriting agreement, as a selling stockholder, provided no holder of Registrable Shares included in such underwritten offering shall be required to make any representations or warranties in the underwriting agreement except, if applicable, with respect to such holder’s organization, good standing, authority, title to Registrable Shares, lack of conflict of such sale with such holder’s material agreements and organizational documents, and with respect to written information relating to such holder that such holder has furnished in writing expressly for inclusion in such registration statement or prospectus supplement, as applicable;

(l) if necessary, use its reasonable best efforts to obtain from its independent certified public accountants “cold comfort” letters in customary form and at customary times and covering matters of the type customarily covered by cold comfort letters and deliver such letters to any applicable underwriters;

(m) use its reasonable best efforts to obtain from its counsel an opinion or opinions in customary form and deliver such opinions to any applicable underwriters;

(n) issue and deliver customary officer’s and other closing certificates to any applicable underwriters;

(o) provide a transfer agent and registrar (which may be the same entity and which may be the Corporation) for such Registrable Shares;

(p) promptly issue to any underwriter to which the Investors holding such Registrable Shares may sell shares in such offering certificates evidencing such Registrable Shares;

(q) list such Registrable Shares on any national securities exchange (including the New York Stock Exchange, American Stock Exchange and the Nasdaq Stock Exchange) on which any shares of the Common Stock are listed or, if the Common Stock is not listed on a national securities exchange, use its reasonable best efforts to qualify such Registrable Shares for inclusion on the automated quotation system of the National Association of Securities Dealers, Inc. (the “NASD”), or such other national securities exchange as the Requisite Sale Investors shall reasonably request; provided, in no event with the holder of Series A Preferred Shares or Warrants be entitled to receive a cash settlement or other consideration in lieu of the adjustments provided in Section 9(e) of the Restated Certificate or Section 4(c) of the Warrants with respect to a default as to the foregoing with respect to the Series A Preferred Shares or Warrants so held (and not with respect to other equity securities that may be held by the Holder);

(r) otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the Commission and make available to its securityholders, as soon as reasonably practicable, earning statements meeting the requirements of Section 11(a) of the

Securities Act or Rule 158 thereunder covering a period of 12 months beginning within three months after the effective date of the subject registration statement;

(s) if requested by a selling holder of Registrable Shares, the Corporation shall (i) as soon as practicable incorporate in a prospectus supplement or post-effective amendment such information as such holder reasonably requests to be included therein relating to the sale and distribution of Registrable Shares, including, without limitation, information with respect to the number of Registrable Shares being offered or sold, the purchase price being paid therefor and any other terms of the offering of the Registrable Shares to be sold in such offering; (ii) as soon as practicable make all required filings of such prospectus supplement or post-effective amendment after being notified of the matters to be incorporated in such prospectus supplement or post-effective amendment; and (iii) as soon as practicable, supplement or make amendments to any Registration Statement reasonably requested by such holder;

(t) otherwise use its reasonable best efforts to take all other steps necessary to effect the registration of such Registrable Shares contemplated hereby;

(u) if an Investor is or is to be identified by the Commission or the NASD as an “underwriter”, at the request of such Investor, the Corporation shall (A) furnish to such Investor, on the date of the effectiveness of the Registration Statement and thereafter from time to time on such dates as such Investor may reasonably request (i) a letter, dated such date, from the Corporation’s independent certified public accountants in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the Investors, and (ii) an opinion, dated as of such date, of counsel representing the Corporation for purposes of such Registration Statement, in form, scope and substance as is customarily given in an underwritten public offering, addressed to the Investors, and (B) permit such Investor to participate in good faith in the preparation of such registration or comparable statement and to require the insertion therein of material, furnished to the Corporation in writing, which in the reasonable judgment of such holder and its counsel should be included, subject to review by the Corporation and their counsel after consultation with such holder. Notwithstanding anything herein to the contrary, no Investor shall be designated as an “underwriter” by the Corporation in any Registration Statement without the consent of such Investor; and

(v) in connection with the due diligence efforts of any Investor who is or is to be identified as an “underwriter,” the Corporation shall make available for inspection during business hours and upon reasonable advance request by (i) any Investor, (ii) counsel for such Investor and (iii) one firm of accountants or other agents retained by such Investor (collectively, the “Deemed Underwriter Inspectors”), all Records, as shall be reasonably deemed necessary by each Deemed Underwriter Inspector, and cause the Corporation’s officers, directors and employees to supply all information which any Deemed Underwriter Inspector may reasonably request.

The Corporation shall not permit any officer, director, underwriter, broker or any other person acting on behalf of the Corporation to use any Free Writing Prospectus in connection with the Registration Statement covering Registrable Shares, without the prior written consent of the Requisite Sale Investors which consent shall not be unreasonably withheld or delayed. Any consent to the use of a Free Writing Prospectus included in an underwriting agreement to which the Requisite Sale Investors are parties shall be deemed to satisfy the requirement for such consent. Each holder of the Registrable Shares, upon receipt of any notice from the Corporation of any event of the kind described in Section 5(i) hereof, shall forthwith discontinue disposition of the Registrable Shares pursuant to the registration statement covering such Registrable Shares until such holder’s receipt of the copies of the supplemented or amended prospectus contemplated by Section 5(i) hereof, and, if so directed by the Corporation, such holder shall deliver to the Corporation all copies, other than permanent file copies then in such holder’s possession, of the prospectus covering such Registrable Shares at the time of receipt of such notice.

Section 6. Expenses.

All expenses incurred by the Corporation, and all expenses separately incurred by the Investors (up to $500,000 in the aggregate for the expenses separately incurred by the Investors), in complying with their obligations pursuant to this Agreement and in connection with the registration and disposition of Registrable Shares, including, without limitation, all registration and filing fees (including all filing fees incident to filing with the NASD), fees and expenses of complying with securities and blue sky laws, printing expenses, fees and expenses of the Corporation’s counsel and accountants and fees and expenses of the Investors’ Counsel, up to a maximum of $200,000 in the aggregate for the Investors’ Counsel per registration and underwriting, as applicable, shall be paid by the Corporation, including all underwriting fees and expenses (including legal expenses and expenses of the Corporation’s other advisors); provided, however, that all underwriting discounts and selling commissions applicable to the Registrable Shares and Other Shares shall be borne by the holders selling such Registrable Shares and Other Shares, in proportion to the number of such Registrable Shares and Other Shares sold by each such holder.

Section 7. Indemnification.

(a) In connection with any registration of any Registrable Shares under the Securities Act pursuant to this Agreement, the Corporation shall indemnify and hold harmless the holders of Registrable Shares, each of such holder’s officers, directors, employees, members, partners, and advisors and their respective Affiliates, each underwriter, broker or any other person acting on behalf of the holders of Registrable Shares and each other Person, if any, who controls any of the foregoing Persons within the meaning of the Securities Act against any losses, claims, damages, liabilities, or actions joint or several (or actions in respect thereof), to which any of the foregoing persons may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or allegedly untrue statement of a material fact contained in the registration statement under which such Registrable Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained therein or otherwise filed with the Commission, any amendment or supplement thereto or any document incident to registration or qualification of any Registrable Shares, or any Issuer Free Writing Prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or, with respect to any prospectus, necessary to make the statements therein in light of the circumstances under which they were made not misleading, or any violation by the Corporation of the Securities Act or state securities or blue sky laws applicable to the Corporation or relating to action or inaction required of the Corporation in connection with such registration or qualification under such state securities or blue sky laws; and shall reimburse such Persons for any legal or other expenses reasonably incurred by any of them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Corporation shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action (including any legal or other expenses incurred) arises out of or is based upon an untrue statement or allegedly untrue statement or omission or alleged omission made in said registration statement, preliminary prospectus, final prospectus, amendment, supplement, Issuer Free Writing Prospectus or document incident to registration or qualification of any Registrable Shares in reliance upon and in conformity with written information furnished to the Corporation by the holders of Registrable Shares specifically for use in the preparation thereof or for such holders’ failure to deliver a prospectus, Issuer Free Writing Prospectus or for selling any shares of Common Stock pursuant to such prospectus after the Corporation has provided to such holder written notice of the Corporation’s receipt of a stop order relating to such Registration Statement or for selling any shares of Common Stock pursuant to such prospectus after the holder has received written notice pursuant to Section 2(c).

(b) In connection with any registration of Registrable Shares under the Securities Act pursuant to this Agreement, each holder of Registrable Shares shall severally (based on the percentage of all Registrable, Primary and Other Shares included in such registration that were owned by such holder) and not jointly and severally indemnify and hold harmless the Corporation, each director of the Corporation, each employee and advisor of the Corporation, each officer of the Corporation who shall sign such registration statement, each underwriter, broker or other person acting on behalf of the holders of Registrable Shares, the Affiliates of each of the foregoing, and each person who controls any of the foregoing persons within the meaning of the Securities Act with respect to any statement or omission from such registration statement, any preliminary prospectus or final prospectus contained therein or otherwise filed with the Commission, any amendment or supplement thereto or Issuer Free Writing Prospectus or any document incident to registration or qualification of any Registrable Shares, if such statement or omission was made in reliance upon and in conformity with written information furnished to the Corporation or such underwriter by such holder of Registrable Shares specifically for use in connection with the preparation of such registration statement, preliminary prospectus, final prospectus, amendment, supplement, document or Issuer Free Writing Prospectus or for such holders’ failure to deliver a prospectus or Issuer Free Writing Prospectus, or for selling any shares of Common Stock pursuant to such prospectus after the Corporation has provided to such holder written notice of the Corporation’s receipt of a stop order relating to such Registration Statement or for selling any shares of Common Stock pursuant to such prospectus after the holder has received written notice pursuant to Section 2(c); provided, however, that the maximum amount of liability in respect of such indemnification shall be limited, in the case of each holder of Registrable Shares, to an amount equal to the net proceeds actually received by such holder from the sale of Registrable Shares effected pursuant to such registration.

(c) Promptly after receipt by an indemnified party of notice of the commencement of any action involving a claim referred to in this Section 7, such indemnified party will, if a claim in respect thereof is made against an indemnifying party, give written notice to the latter of the commencement of such action. The failure of any indemnified party to notify an indemnifying party of any such action shall not (unless such failure shall have a material adverse effect on the indemnifying party) relieve the indemnifying party from any liability in respect of such action that it may have to such indemnified party hereunder. In case any such action is brought against an indemnified party, the indemnifying party will be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be responsible for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof; provided, however, that if any indemnified party shall have reasonably concluded that there may be one or more legal or equitable defenses available to such indemnified party which are additional to or conflict with those available to the indemnifying party, or that such claim or litigation involves or could have an effect upon matters beyond the scope of the indemnity agreement provided hereunder, the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party (but shall have the right to participate therein with counsel of its choice) and such indemnifying party shall reimburse such indemnified party and any Person controlling such indemnified party for that portion of the fees and expenses of any counsel retained by the indemnified party which is reasonably related to the matters covered by the indemnity agreement provided hereunder. If the indemnifying party assumes the defense of a claim, the indemnified party shall agree to any settlement, compromise or discharge of a claim that the indemnifying party may recommend that has as the sole remedy monetary damages, that by its terms obligates the indemnifying party to pay the full amount of the liability in connection with such claim, and that has no finding or admission of any violation of any law or regulation or of the rights of any Person and no effect on any other claims that may be made against the indemnified party. If the indemnifying party is not entitled to, or elects not to, assume the defense of a claim, it will not be obligated to pay the fees and expenses of more than one counsel with respect to such claim.

(d) If the indemnification provided for hereunder is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, claim, damage, liability or action referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amounts paid or payable by such indemnified party as a result of such loss, claim, damage, liability or action in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions which resulted in such loss, claim, damage, liability or action as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties agree that it would not be just and equitable if contribution pursuant hereto does not take account of the equitable considerations referred to herein. No person guilty or liable of fraudulent misrepresentation shall be entitled to contribution from any person.

Section 8. Information by Holder.

The Investors shall furnish to the Corporation such written information regarding the Investors and the distribution proposed by any Investors as the Corporation may reasonably request in writing and as shall be reasonably required in connection with any registration referred to in this Agreement.

Section 9. Exchange Act Compliance.

The Corporation shall comply with all of the reporting requirements of the Exchange Act applicable to it and shall comply with all other public information reporting requirements of the Commission which are conditions to the availability of Rule 144. The Corporation shall cooperate with the Investors in supplying such information as may be necessary for the Investors to complete and file any information reporting forms presently or hereafter required by the Commission as a condition to the availability of Rule 144. The Corporation shall cause its counsel to issue a legal opinion to the Corporation’s transfer agent if required by the Corporation’s transfer agent to effect the removal of any legend to the extent that such legend is permitted to be removed in accordance with the terms of Rule 144, this Agreement and the other applicable rules and regulations.

Section 10. No Conflict of Rights; Future Rights.

The Corporation shall not, after the date hereof, grant any registration rights which conflict with or impair the rights granted to the Investors hereby. If at any time following the date hereof, the Corporation shall grant to any present or future stockholder of the Corporation rights to in any manner cause or participate in any registration statement of the Corporation that, in the judgment of the Requisite Investors, are superior to or conflict with the rights granted to the Investors hereby, such grant shall be null, void and ultra vires. Notwithstanding anything to the contrary in this Section 10, the Company may, without the further consent of any other party hereto, amend Annex I hereto upon delivery of a counterpart signature page by any party, or an Affiliate or assignee thereof, who receives shares of Common Stock pursuant to Section 2.13 of the SB Merger Agreement (as defined in the Securities Purchase Agreement) to add such party as an “Investor” hereunder.

Section 11. Termination.

This Agreement shall terminate and be of no further force or effect following the expiration of the Effectiveness Period, except for Sections 2(b), 6 and 7 hereof.

Section 12. Benefits of Agreement; Third Party Beneficiaries.

Except as provided herein, this Agreement shall bind and inure to the benefit of the Corporation, the Investors and subject to Section 13, the respective successors and permitted assigns of the Corporation and the Investors.

Section 13. Assignment.

Each Investor may assign its rights hereunder to any purchaser or transferee of Registrable Shares; provided, however, that such purchaser or transferee shall, as a condition to the effectiveness of such assignment, be required to execute a counterpart to this Agreement agreeing to be treated as an Investor whereupon such purchaser or transferee shall have the benefits and liabilities of, and shall be subject to the restrictions contained in, this Agreement as if such purchaser or transferee was originally included in the definition of an Investor herein and had originally been a party hereto. The Corporation may not assign any rights hereunder without the consent of the Requisite Investors.

Section 14. Entire Agreement.

This Agreement, and the other writings referred to herein or delivered pursuant hereto, contain the entire agreement among the parties hereto with respect to the subject matter hereof and supersede all prior and contemporaneous arrangements or understandings with respect thereto.

Section 15. Notices.

All notices, requests, consents and other communications hereunder to any party shall be deemed to be sufficient if contained in a written instrument delivered in person or sent by telecopy, electronic transmission, nationally-recognized overnight courier or first class registered or certified mail, return receipt requested, postage prepaid, addressed to such party at the address set forth below or such other address as may hereafter be designated in writing by such party to the other parties:

(i) if to the Corporation, to:

Smart Balance, Inc.

(F/K/A Boulder Specialty Brands, Inc.)

6106 Sunrise Ranch Drive

Longmont, Colorado 80503

Telephone: (303) 682-1978

Facsimile:

Email:

Attention: Robert S. Gluck

with a copy to:

Davis & Kuelthau, S.C.

111 East Kilbourn Ave. Suite 1400

Milwaukee, WI 53202-6613

Telephone: (414) 225-1434

Facsimile: (414) 278-3634

Email: nmatar@dkattorneys.com

Attention. Norman Matar, Esq.

and

Ellenoff Grossman & Schole LLP

370 Lexington Avenue, 19th Floor

New York, NY 10017

Telephone: (212) 370-1300

Facsimile: (212) 370-7889

Email: ellenoff@egsllp.com

Attention: Douglas S. Ellenoff, Esq

(ii) if to the Investors, to their respective addresses set forth on Annex 1 hereto.

(iii) if to the Investor’s Counsel, to

O’Melveny & Myers LLP

Times Square Tower

7 Times Square

New York, New York 10036

Telephone: 212-326-2000

Facsimile: 212-326-2061

Attn: Ilan S. Nissan, Esq.

All such notices, requests, consents and other communications shall be deemed to have been delivered (a) in the case of personal delivery or delivery by telecopy, on the date of such delivery, (b) in the case of dispatch by nationally-recognized overnight courier, on the next business day following such dispatch and (c) in the case of email, upon receipt of acknowledgement of receipt (d) in the case of mailing, on the fifth business day after the posting thereof.

Section 16. Modifications; Amendments; Waivers.

The terms and provisions of this Agreement may not be modified or amended except pursuant to a writing signed by the Corporation and Investors holding at least a majority of all Registrable Shares then outstanding. Any waiver of any provision of this Agreement requested by any party hereto must be granted in advance, in writing by the party granting such waiver; provided, however, that the holders of a majority of all then outstanding Registrable Shares may grant a waiver on behalf of all Investors. Notwithstanding anything to the contrary in this Section 16, (a) no such modification, amendment or waiver shall reduce the percentage of Registrable Shares required to amend or modify this Agreement or the percentage of Registrable Shares required to waive the obligations of the Corporation or the rights of the Investors hereunder, and (b) any such modification, amendment or waiver that materially and adversely affects any Investor with respect to the rights or obligations in respect of such Investor’s Registrable Shares in a manner disproportionate to how it materially and adversely affects the rights or obligations in respect of Registrable Shares of other Investors shall not be effective without the prior written consent of such holder.

Section 17. Counterparts; Facsimile Signatures.

This Agreement may be executed in any number of original or facsimile counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement.

Section 18. Headings.

The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be a part of this Agreement.

Section 19. Governing Law; Consent to Jurisdiction and Venue; Waiver of Jury Trial.

This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to any law or rule that would cause the laws of any jurisdiction other than the State of New York to be applied.

ANY ACTION OR PROCEEDING AGAINST THE PARTIES RELATING IN ANY WAY TO THIS AGREEMENT MAY BE BROUGHT AND ENFORCED IN THE COURTS OF THE STATE OF NEW YORK OR THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, TO THE EXTENT SUBJECT MATTER JURISDICTION EXISTS THEREFOR, AND THE PARTIES IRREVOCABLY SUBMIT TO THE JURISDICTION OF BOTH SUCH COURTS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING. EACH OF THE PARTIES IRREVOCABLY WAIVE, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION THAT THEY MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH ACTION OR PROCEEDING IN THE COURTS OF THE STATE OF NEW YORK LOCATED IN NEW YORK COUNTY OR THE SOUTHERN DISTRICT OF NEW YORK AND ANY CLAIM THAT ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN ANY INCONVENIENT FORUM. ANY JUDGMENT MAY BE ENTERED IN ANY COURT HAVING JURISDICTION THEREOF.

EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT.

Section 20. Severability.

It is the desire and intent of the parties that the provisions of this Agreement be enforced to the fullest extent permissible under the law and public policies applied in each jurisdiction in which enforcement is sought. Accordingly, in the event that any provision of this Agreement would be held in any jurisdiction to be invalid, prohibited or unenforceable for any reason, such provision, as to such jurisdiction, shall be ineffective, without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction. Notwithstanding the foregoing, if such provision could be more narrowly drawn so as not be invalid, prohibited or unenforceable in such jurisdiction, it shall, as to such jurisdiction, be so narrowly drawn, without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

Section 21. Independent Nature of Investor’ Obligations and Rights.

The obligations of each Investor hereunder are several and not joint with the obligations of any other Investor hereunder, and no Investor shall be responsible in any way for the performance of the obligations of any other Investor hereunder. Nothing contained herein or in any other agreement or document delivered at any closing, and no action taken by any Investor pursuant hereto or thereto, shall be deemed to constitute the Investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investors are in any way acting in concert with respect to such obligations or the transactions contemplated by this Agreement. Each Investor shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement, and it shall not be necessary for any other Investor to be joined as an additional party in any proceeding for such purpose. Each Investor has been represented by its own separate legal counsel in their review and negotiation of this Agreement. The Corporation has elected to provide all Investors with the same terms herein for the convenience of the Corporation and not because it was required or requested to do so by the Investors.

Section 22. Free Writing Prospectus. Each Investor represents that it has not prepared or had prepared on its behalf or used or referred to or distributed, and agrees that it will not prepare or have prepared on its behalf or use or refer to or, except as contemplated by this Agreement, distribute, any Free Writing Prospectus with respect to the sale of its Registrable Shares pursuant to the Registration Statement, in each case, without the prior written consent of the Corporation not to be unnecessarily withheld and, in connection with any underwritten offering, the underwriters. Any such Free Writing Prospectus consented to by the Corporation and the underwriters, as the case may be, is hereinafter referred to as a “Permitted Free Writing Prospectus.” The Corporation represents and agrees that it has treated and will treat, as the case may be, each Permitted Free Writing Prospectus as an Issuer Free Writing Prospectus, including in respect of timely filing with the Commission, legending and record keeping.

* * * *

IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement on the date first written above.

SMART BALANCE, INC.

(F/K/A BOULDER SPECIALTY BRANDS, INC.)

By:
Name:
Title:

INVESTOR:

OZ MASTER FUND, LTD.

By: OZ Management, L.L.C., its Investment Manager

By:
Name: Joel Frank
Title: Chief Financial Officer

OZ Global Special Investments Master Fund, L.P.

By: OZ Management, L.L.C., its Investment Manager

By:
Name: Joel Frank
Title: Chief Financial Officer

GPC LVII, LLC

By: OZ Management, L.L.C., its Investment Manager

By:
Name: Joel Frank
Title: Chief Financial Officer

Fleet Maritime, Inc.

By: OZ Management, L.L.C., its Investment Manager

By:
Name: Joel Frank
Title: Chief Financial Officer

INVESTOR:

Aragon Trading Company, L.P.

By:
Name: Brian Yeatman
Title: General Partner

INVESTOR:

Westmount Investments LLC

By:
Name: Robert J. Gillespie
Title: Principal

INVESTOR:

Investcorp Interlachen Multi-Strategy Master Fund Limited

By: Interlachen Capital Group LP

By:
Name: Gregg T. Colburn
Title: Authorized Signatory

INVESTOR:

UBS AG

By:
Name: Chris Coward
Title: Director

INVESTOR:

Glenhill Capital Overseas Master Fund, L.P.

By: Glenhill Capital Overseas G.P. Ltd.

By:
Name: Glenn J. Krevlin
Title: Director

INVESTOR:

Glenhill Capital, L.P.

By: Glenhill Capital Management, LLC

By:
Name: Glenn J. Krevlin
Title: Managing Member

INVESTOR:

Glenview Capital Partners, L.P.

By:	Glenview Capital Management, LLC its
investment manager

By:
	Name:	Richard Barrera
	Title:	Managing Member

Glenview Institutional Partners, L.P.

By:	Glenview Capital Management, LLC its
investment manager

By:
	Name:	Richard Barrera
	Title:	Managing Member

GCM Little Arbor Partners, L.P.

By:	Glenview Capital Management, LLC its
investment manager

By:
	Name:	Richard Barrera
	Title:	Managing Member

GCM Little Arbor Institutional Partners, L.P.

By:	Glenview Capital Management, LLC its
investment manager

By:
	Name:	Richard Barrera
	Title:	Managing Member

GCM Little Arbor Master Fund Ltd.

By:	Glenview Capital Management, LLC its
investment manager

By:
	Name:	Richard Barrera
	Title:	Managing Member

Glenview Capital Master Fund Ltd.

By:	Glenview Capital Management, LLC its
investment manager

By:
	Name:	Richard Barrera
	Title:	Managing Member

INVESTOR:

Fort Mason Partners, LP
By: Fort Mason Capital, LLC

By:

Name:	Dan German
Title:	Managing Member

INVESTOR:

Fort Mason Master, LP
By: Fort Mason Capital, LLC

By:

Name:	Dan German
Title:	Managing Member

INVESTOR:

Adage Capital Partners, L.P.

By:

Name:	D. Lehan
Title:	C.O.O.

INVESTOR:

Canyon Capital Advisors LLC, on behalf of its managed funds and accounts

By:

Name:	Joshua S. Friedman
Title:	Authorized Signatory

INVESTOR:

Highbridge International LLC
By: Highbridge Capital Management, LLC

By:

Name:	Ari I. Storch
Title:	Managing Director

INVESTOR:

Old Lane, L.P. on behalf of
Old Lane US Master Fund, L.P.

By:

Name:	John Havens
Title:	Managing Director

INVESTOR:

Old Lane, L.P. on behalf of
Old Lane Cayman Master Fund, L.P.

By:

Name:	John Havens
Title:	Managing Director

INVESTOR:

Old Lane, L.P. on behalf of
Old Lane HMA Master Fund, L.P.

By:

Name:	John Havens
Title:	Managing Director

INVESTOR:

SF Capital Partners Ltd.

By:

Name:	Brian H. Davidson
Title:	Managing Director

INVESTOR:

Citigroup Global Markets, Inc.

By:

Name:	Tyler G. Dickson
Title:	Managing Director

INVESTOR:

Kings Road Investments LTD

By:	Kings Road

By:

Name:	Brandon L. Jones
Title:	Co-head, Private Investments

Annex I

OZ Master Fund, Ltd.

c/o Och-Ziff Capital Management Group, L.L.C.

9 West 57th St., 39th floor

New York, NY 10019

Telephone: (212) 790-0160

Facsimile: (212) 790-0060

Attn:  Joel M. Frank

  David Stonehill

OZ Global Special Investments Master Fund, L.P.

c/o Och-Ziff Capital Management Group, L.L.C.

9 West 57th St., 39th floor

New York, NY 10019

Telephone: (212) 790-0160

Facsimile: (212) 790-0060

Attn:  Joel M. Frank

  David Stonehill

GPC LVII, LLC

c/o Och-Ziff Capital Management Group, L.L.C.

9 West 57th St., 39th floor

New York, NY 10019

Telephone: (212) 790-0160

Facsimile: (212) 790-0060

Attn:  Joel M. Frank

  David Stonehill

Fleet Maritime, Inc.

c/o Och-Ziff Capital Management Group, L.L.C.

9 West 57th St., 39th floor

New York, NY 10019

Telephone: (212) 790-0160

Facsimile: (212) 790-0060

Attn:  Joel M. Frank

  David Stonehill

in each case, with a copy to:

O’MELVENY & MYERS LLP

Times Square Tower

7 Times Square

New York, New York 10036

Telephone: 212-326-2000

Facsimile: 212-326-2061

Attn: Ilan S. Nissan, Esq.

Glenview Capital Partners, L.P.

c/o Glenview Capital Management, LLC

767 Fifth Avenue, 44th Floor

New York, NY 10153

phone: 212.812.4720

fax: 212.812.4701

Attn: Mark Horowitz

Glenview Institutional Partners, L.P.

c/o Glenview Capital Management, LLC

767 Fifth Avenue, 44th Floor

New York, NY 10153

phone: 212.812.4720

fax: 212.812.4701

Attn: Mark Horowitz

GCM Little Arbor Partners, L.P.

c/o Glenview Capital Management, LLC

767 Fifth Avenue, 44th Floor

New York, NY 10153

phone: 212.812.4720

fax: 212.812.4701

Attn: Mark Horowitz

GCM Little Arbor Institutional Partners, L.P.

c/o Glenview Capital Management, LLC

767 Fifth Avenue, 44th Floor

New York, NY 10153

phone: 212.812.4720

fax: 212.812.4701

Attn: Mark Horowitz

GCM Little Arbor Master Fund, Ltd.

c/o Glenview Capital Management, LLC

767 Fifth Avenue, 44th Floor

New York, NY 10153

phone: 212.812.4720

fax: 212.812.4701

Attn: Mark Horowitz

Glenview Capital Master Fund Ltd.

c/o Glenview Capital Management, LLC

767 Fifth Avenue, 44th Floor

New York, NY 10153

phone: 212.812.4720

fax: 212.812.4701

Attn: Mark Horowitz

Glenhill Capital, L.P.

c/o Glenhill Capital Management, L.L.C.

598 Madison Ave., 12th Floor

New York, NY 10022

Telephone: (646) 432-0625

Facsimile: (646) 432-0666

Attn: Kevin Corb

Glenhill Capital Overseas Master Fund, L.P.

c/o Glenhill Capital Management, L.L.C.

598 Madison Ave., 12th Floor

New York, NY 10022

Telephone: (646) 432-0625

Facsimile: (646) 432-0666

Attn: Kevin Corb

in each case, with a copy to:

Glenhill Capital Management, L.L.C.

598 Madison Ave., 12th Floor

New York, NY 10022

Telephone: (646) 432-0605

Facsimile: (646) 432-0666

Attn: Glenn Krevlin

Adage Capital Partners, L.P.

200 Clarendon Street, 52nd Floor

Boston, MA 02116

Telephone: (617) 867-2800

Facsimile: (617) 867-2801

with a copy to:

SCHULTE ROTH & ZABEL LLP

919 Third Avenue

New York, NY 10022

Attn: Peter Halasz, Esq.

SF Capital Partners Ltd.

c/o Stark Offshore Management, LLC

3600 South Lake Drive

St. Francis, WI 53235

Attn: Brian H. Davidson

Telephone: (414) 294-7000

Facsimile: (414) 294-7700

Investcorp Interlachen Multi-Strategy Master Fund Limited

c/o Interlachen Capital Group LP

800 Nicollet Mall, Suite 2500

Minneapolis, MN 55402

Attn: Gregg Colburn and Legal Department

Telephone: (612) 659-4407

Facsimile: (612) 659-4457

Aragon Trading Company, L.P.

P.O. Box 178

Glenbrook, NV 89413

Telephone: (916) 663-1823

Facsimile: (916) 663-1824

with a copy to:

John Yeatman

1313 Gold Hill Road

Newcastle, CA 95658

Canyon Capital Advisors LLC

9665 Wilshire Blvd.

Suite 200

Beverly Hills, CA 90212

Telephone: (310) 247-2700

Facsimile: (310) 247-2700

Citigroup Global Markets, Inc.

390 Greenwich St., 5th Floor

New York, NY 10013

Telephone: (212) 723-7916

Facsimile: (646) 291-5597

with a copy to:

Aren C. Leekong

Colleen Gerard

Brooke Gottshall

390 Greenwich St., 5th Floor

New York, NY 10013

Kings Road Investments, LTD.

(Registration name: UBS Securities, LLC F/B/O Kings Road Investments Ltd.)

c/o Polygon Investment Partners LP

598 Madison Avenue 14th Floor

New York, NY 10022

with a copy to:

Schulte Roth & Zabel LLP

919 Third Avenue

New York, New York 10022

Attention: Eleazer Klein, Esq.

Telephone: (212) 756-2376

Facsimile: (212) 593-5955

UBS AG

Attention: Chris Coward

1285 6th Ave

NY, NY 10019

Telephone: (212) 649-7588

Facsimile: (212) 713-6222

Fort Mason Master, LP

4 Embarcadero Ctr, Ste 2050

San	Francisco, CA 94111

Attn: KC Lynch

Telephone: (415) 288-8100

Facsimile: (415) 288-8113

Fort Mason Partners, LP

4 Embarcadero Ctr, Ste 2050

San	Francisco, CA 94111

Attn: KC Lynch

Telephone: (415) 288-8100

Facsimile: (415) 288-8113

Old Lane, L.P.

on behalf of Old Lane US Master Fund, L.P.

Old Lane L.P.

500 Park Avenue 2nd Floor

New York, NY 10022

with a copy to:

Frederick Yoon/Steven Weiss

Old Lane L.P.

500 Park Avenue 2nd Floor

New York, NY 10022

Telephone: (212) 572-3206

Telephone: (212) 572-3293

Facsimile: (212) 572-2917

Old Lane, L.P.

on behalf of Old Lane HMA Master Fund, L.P.

Old Lane L.P.

500 Park Avenue 2nd Floor

New York, NY 10022

with a copy to:

Frederick Yoon/Steven Weiss

Old Lane L.P.

500 Park Avenue 2nd Floor

New York, NY 10022

Telephone: (212) 572-3206

Telephone: (212) 572-3293

Facsimile: (212) 572-2917

Old Lane, L.P.

on behalf of Old Lane Cayman Master Fund, L.P.

Old Lane L.P.

500 Park Avenue 2nd Floor

New York, NY 10022

with a copy to:

Frederick Yoon/Steven Weiss

Old Lane L.P.

500 Park Avenue 2nd Floor

New York, NY 10022

Telephone: (212) 572-3206

Telephone: (212) 572-3293

Facsimile: (212) 572-2917

Highbridge International LLC

c/o Highbridge Capital Management, LLC

9 West 57th Street, 27th Floor

New York, NY 10019

Attn: Ari J. Storch/Adam J. Chill

Telephone: (212) 287-4720

Facsimile: (212) 751-0755

Westmount Investments LLC

350 West Passaic Street

Rochelle Park, NJ 07662

Phone Number: (201) 226-0701

Fax Number: (201) 226-0703

with copy to:

Robert J. Gillespie

c/o Westmount Investments LLC

350 West Passaic Street

Rochelle Park, NJ 07662

ANNEX A

Plan of Distribution

The shares covered by this prospectus may be offered and sold from time to time by the selling stockholders. The term “selling stockholder” includes pledgees, donees, transferees or other successors in interest selling shares received after the date of this prospectus from each selling stockholder as a pledge, gift, partnership distribution or other non–sale related transfer. The number of shares beneficially owned by a selling stockholder will decrease as and when it effects any such transfers. The plan of distribution for the selling stockholders’ shares sold hereunder will otherwise remain unchanged, except that the transferees, pledgees, donees or other successors will be selling stockholders hereunder. To the extent required, we may amend and supplement this prospectus from time to time to describe a specific plan of distribution. The selling stockholders will act independently of us in making decisions with respect to the timing, manner and size of each sale.

The selling stockholders may make these sales at prices and under terms then prevailing or at prices related to the then current market price. The selling stockholders may also make sales in negotiated transactions. The selling stockholders may offer their shares from time to time pursuant to one or more of the following methods:

•	ordinary brokerage transactions and transactions in which the broker–dealer solicits purchasers;

•	one or more block trades in which the broker–dealer will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;

•	purchases by a broker–dealer as principal and resale by the broker–dealer for its account;

•	an exchange distribution in accordance with the rules of the applicable exchange;

•	public or privately negotiated transactions;

•	on the New York Stock Exchange, American Stock Exchange, Nasdaq Capital Market or Nasdaq Global Market (or through the facilities of any national securities exchange or U.S. inter–dealer quotation system of a registered national securities association, on which the shares are then listed, admitted to unlisted trading privileges or included for quotation);

•	through underwriters, brokers or dealers (who may act as agents or principals) or directly to one or more purchasers;

•	a combination of any such methods of sale; and

•	any other method permitted pursuant to applicable law.

In connection with distributions of the shares or otherwise, the selling stockholders may:

•	enter into hedging transactions with broker–dealers or other financial institutions, which may in turn engage in short sales of the shares in the course of hedging the positions they assume;

•	sell the shares short after the effective date of the registration statement of which this prospectus forms a part and redeliver the shares to close out such short positions;

•	enter into option or other transactions with broker–dealers or other financial institutions which require the delivery to them of shares offered by this prospectus, which they may in turn resell; and

•	pledge shares to a broker–dealer or other financial institution, which, upon a default, they may in turn resell.

In addition to the foregoing methods, the selling stockholders may offer their shares from time to time in transactions involving principals or brokers not otherwise contemplated above, in a combination of such methods or described above or any other lawful methods. The selling stockholders may also transfer, donate or assign their shares to lenders, family members and others and each of such persons will be deemed to be a selling stockholder for purposes of this prospectus. The selling stockholders or their successors in interest may from time to time pledge or grant a security interest in some or all of the shares of common stock, and if the selling stockholders default in the performance of their secured obligations, the pledgees or secured parties may offer and sell the shares of common stock from to time under this prospectus; provided however in the event of a pledge or then default on a secured obligation by the selling stockholder, in order for the shares to be sold under this registration statement, unless permitted by law, we must distribute a prospectus supplement and/or amendment to this registration statement amending the list of selling stockholders to include the pledgee, secured party or other successors in interest of the selling stockholder under this prospectus.

The selling stockholders may also sell their shares pursuant to Rule 144 under the Securities Act, which permits limited resale of shares purchased in a private placement subject to the satisfaction of certain conditions, including, among other things, the availability of certain current public information concerning the issuer, the resale occurring following the required holding period under Rule 144 and the number of shares being sold during any three–month period not exceeding certain limitations. Sales through brokers may be made by any method of trading authorized by any stock exchange or market on which the shares may be listed or quoted, including block trading in negotiated transactions. Without limiting the foregoing, such brokers may act as dealers by purchasing any or all of the shares covered by this prospectus, either as agents for others or as principals for their own accounts, and reselling such shares pursuant to this prospectus.

The selling stockholders may effect such transactions directly, or indirectly through underwriters, broker–dealers or agents acting on their behalf. In effecting sales,

broker–dealers or agents engaged by the selling stockholders may arrange for other broker–dealers to participate. Broker–dealers or agents may receive commissions, discounts or concessions from the selling stockholders, in amounts to be negotiated immediately prior to the sale (which compensation as to a particular broker–dealer might be in excess of customary commissions for routine market transactions).

NASD Notice to Members 88-101 states that in the event a selling stockholder intends to sell any of the shares registered for resale in this registration statement through a member of the NASD participating in a distribution of our securities, such member is responsible for insuring that a timely filing is first made with the Corporate Finance department of the NASD and disclosing to the NASD the following:

•	it intends to take possession of the registered securities or to facilitate the transfer of such certificates;

•	the complete details of how the selling stockholders shares are and will be held, including location of the particular accounts;

•	whether the member firm or any direct or indirect affiliates thereof have entered into, will facilitate or otherwise participate in any type of payment transaction with the selling stockholders, including details regarding any such transactions; and

•	in the event any of the securities offered by the selling stockholders are sold, transferred, assigned or hypothecated by any selling stockholder in a transaction that directly or indirectly involves a member firm of the NASD or any affiliates thereof, that prior to or at the time of said transaction the member firm will timely file all relevant documents with respect to such transaction(s) with the Corporate Finance Department of the NASD for review.

The Corporation has advised the selling stockholders that the anti-manipulation rules of Regulation M under the Exchange Act may apply to sales of shares in the market and to the activities of the selling stockholders and their affiliates.

In offering the shares covered by this prospectus, the selling stockholders, and any broker–dealers and any other participating broker–dealers who execute sales for the selling stockholders, may be deemed to be “underwriters” within the meaning of the Securities Act in connection with these sales. Any profits realized by the selling stockholders and the compensation of such broker–dealers may be deemed to be underwriting discounts and commissions.

The Corporation is required to pay all of the Corporation’s fees and expenses incident to the registration of the shares as well as certain of the expenses of the selling stockholders.

The Corporation has agreed to indemnify the selling stockholders against certain losses, claims, damages and liabilities, including liabilities under the Securities Act.

ANNEX B

Name of Selling Stockholder

A.	SMART BALANCE, INC. (F/K/A BOULDER SPECIALTY BRANDS, INC.)

QUESTIONNAIRE FOR SELLING STOCKHOLDERS

SENT ON: [            ], 200

PLEASE RETURN BY: [            ], 200

This Questionnaire is being furnished to all selling stockholders of Smart Balance, Inc. (F/K/A Boulder Specialty Brands, Inc.), a Delaware corporation (the “Company”), and relates to certain information required to be disclosed in the registration statement (the “Registration Statement”) being prepared on behalf of you and the Company for filing with the United States Securities and Exchange Commission (the “SEC”).

Selling stockholders of the Company may be personally liable under the federal securities laws of the United States if the Registration Statement contains any statement which is false or misleading as to any material fact or omits to state any material fact necessary in order to make the statements therein not false or misleading.

Your careful completion of this Questionnaire will help ensure that the Registration Statement will be complete and accurate. Careful consideration of the instructions and definitions contained in the endnotes to various items is essential to an understanding of the questions.

PLEASE PROVIDE A RESPONSE TO EVERY QUESTION, indicating “None” or “Not Applicable” where appropriate. Please complete, sign, and fax one copy of this Questionnaire NO LATER THAN [            ], 200   to:

[            ]

Unless stated otherwise, answers should be given as of the date you complete this Questionnaire. However, it is your responsibility to inform us of any changes that may occur to your situation between the date you complete the Questionnaire and the effective date of the Registration Statement. If there is any situation about which you have any doubt, please give relevant facts so that the information may be reviewed.

QUESTIONNAIRE

STOCK OWNERSHIP

Item 1.	Beneficial Ownership.

a. Deemed Beneficial Ownership. Please state the amount of securities of the Company you own as of [            ], 200  , assuming, if applicable, the conversion of your shares of Preferred Stock into, and exercise of warrants for, shares of Common Stock. (If none, please so state in each case.)

Amount Beneficially Owned[1]	Number of Shares of Common Stock Owned (on an as-converted basis, as applicable)

Total Shares:	________________________________________

Of such shares: Shares as to which you have sole voting power:	________________________________________

Shares as to which you have shared voting power:	________________________________________

Shares as to which you have sole investment power:	________________________________________

Shares as to which you have shared investment power:	________________________________________

Please state the number of shares owned by family members, trusts and other organizations with which you have a relationship, and any other shares of which you may be deemed to be the “beneficial owner”[1]:

Total Shares:	________________________________________

Of such shares: Shares as to which you have sole voting power:	_________________________________

Shares as to which you have shared voting power:	_________________________________

Shares as to which you have sole investment power:	_________________________________

Shares as to which you have shared investment power:	_________________________________

Shares which you will have a right to acquire before [date 60 days from expected filing date], through the exercise of options, warrants or otherwise:	_________________________________

Shares of Common Stock you intend to offer for sale pursuant to the Registration Statement:	_________________________________

Shares of Common Stock that you will hold after the offering for sale of Common Stock that is the subject of the Registration Statement:	_________________________________

Do you have any present plans to exercise options or otherwise acquire, dispose of or transfer shares of Common Stock (on an as-converted basis) of the Company between the date you complete this Questionnaire and [date 60 days from expected filing date]?

Answer:

If so, please describe.

b. Pledged Securities. If any of such securities have been pledged or otherwise deposited as collateral or are the subject matter of any voting trust or other similar agreement or of any contract providing for the sale or other disposition of such securities, please give the details thereof.

Answer:

c. Disclaimer of Beneficial Ownership. Do you wish to disclaim beneficial ownership1 of any of the shares reported in response to Item 1(a)?

Answer:

If the answer is “Yes”, please furnish the following information with respect to the person or persons who should be shown as the beneficial owner(s)1 of the shares in question.

Name and Address of Actual Beneficial Owner	Relationship of Such Person To You	Number of Shares Beneficially Owned

Item 2.	Major Shareholders. Please state below the names of persons or groups known by you to own beneficially[1] more than 5% of the Company’s Common Stock.

Answer:

Item 3.	Change of Control. Do you know of any contractual arrangements, including any pledge of securities of the Company, the operation of which may at a subsequent date result in a change of control of the Company?

Answer:

Item 4.	Relationship with the Company. Please state the nature of any position, office or other material relationship you have, or have had within the past three years, with the Company or its affiliates.

Name	Nature of Relationship

Item 5.	Correct Name. Please confirm that your name or your organization’s name, as it appears on the signature page to this Questionnaire, is exactly as it should appear in the “Principal and Selling Stockholder” section of the Registration Statement:

☐ Yes, this name is correct.

☐ No, the correct name should be:	_________________________________

SIGNATURE

If at any time any of the information set forth in my responses to this Questionnaire has changed due to passage of time, or any development occurs which requires a change in any of my answers, or has for any other reason become incorrect, I agree immediately to furnish to the individual to whom a copy of this Questionnaire is to be sent, as indicated and at the address shown on the first page hereof, any necessary or appropriate correcting information. Otherwise, the Company is to understand that the above information continues to be, to the best of my knowledge, information and belief, complete and correct.

I understand that the information that I am furnishing to you herein will be used by the Company in the preparation of its Registration Statement on Form S-[1] and hereby consent to the inclusion of such information in the Registration Statement.

Name of Stockholder:

Date: _______________, 200_	Signature:

Print Name:

Title (if applicable):

Address:

Street

City State Zip Code

Telephone Number

Facsimile Number

ENDNOTE

1.	Beneficial Ownership. You are the beneficial owner of a security, as defined in Rule 13d-3 under the Securities Exchange Act of 1934 (the “Exchange Act”), if you, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise have or share: (1) voting power, which includes the power to vote, or to direct the voting of, such security, and/or (2) investment power, which includes the power to dispose, or to direct the disposition of, such security. You are also the beneficial owner of a security if you, directly or indirectly, create or use a trust, proxy, power of attorney, pooling arrangement or any other contract, arrangement, or device with the purpose or effect of divesting yourself of beneficial ownership of a security or preventing the vesting of such beneficial ownership.

You are deemed to be the beneficial owner of a security if you have the right to acquire beneficial ownership of such security at any time within sixty days including, but not limited to, any right to acquire such security (a) through the exercise of any option, warrant or right, (b) through the conversion of a security, or (c) pursuant to the automatic termination of, or the power to revoke a trust, discretionary account, or similar arrangement.

Ordinarily, shares held in the name of your spouse or minor child should be considered as beneficially owned by you absent special circumstances to indicate that you do not have, as a practical matter, voting power or investment power over such shares. Similarly, absent countervailing facts, securities held in the name of relatives who share your home are to be reported as being beneficially owned by you. In addition, securities held for your benefit in the name of others, such as nominees, trustees and other fiduciaries, securities held by a partnership of which you are a partner, and securities held by a corporation controlled by you should be regarded as beneficially owned by you.

This definition of beneficial ownership is very broad; therefore, even through you may not actually have or share voting or investment power with respect to securities owned by persons in your family or living in your home, you should include such shares in your beneficial ownership disclosure and may then disclaim beneficial ownership of such securities. Please note, however, that shares in which you have an economic interest but over which you have no voting or investment control (for example, shares in a trust of which you are the beneficiary but not the trustee) are not deemed beneficially owned by you for the purposes of this questionnaire.